Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.	Exhibit 10.6

AMENDMENT NO. 1
TO SUPPLY AGREEMENT
By and between
Teva API, Inc. and The Medicines Company
THIS AMENDMENT NO. 1 (“First Amendment”) to the Supply Agreement, as defined below, is made and entered into as of February 13, 2012 (the “Effective Date”) by and between Teva API, Inc. (formerly known as Plantex USA Inc.), a New Jersey corporation with offices at 400 Chestnut Ridge Road, Woodcliff Lake, NJ 07670 (“TEVA”) and The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”). TEVA and MDCO are sometimes together referred to herein as the “Parties” and separately as a “Party.”
WHEREAS, TEVA and MDCO entered into a certain Supply Agreement dated September 30, 2011, (the “Supply Agreement”);
WHEREAS, the Parties desire to enter into this First Amendment to make certain modifications to the terms and conditions of the Supply Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth below, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Appendix A of the Supply Agreement shall be deleted in its entirety and replaced with a revised Appendix A, attached hereto.

2.	Miscellaneous.

2.1.	All capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings set forth in the Supply Agreement.

2.2.
This First Amendment, together with the Supply Agreement, contains every obligation and understanding between the Parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them with respect thereto, and none of the Parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to in the Supply Agreement, as amended herein.

2.3.
This First Amendment is an integral part of the Agreement, and upon execution of this First Amendment by the Parties hereto, this First Amendment shall be deemed to be effective and the Supply Agreement shall be amended as set forth above. In the event that there is a conflict between terms of the Supply Agreement and this First Amendment, the terms of this First Amendment shall prevail. Except as amended and supplemented in this First Amendment, all provisions of the Supply Agreement shall remain fully valid and in full force and effect. This First Amendment shall be binding upon and inure to the benefit of the Parties hereto. This First Amendment may be executed in any member of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument.

IN WITNESS HEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.
Teva API, Inc.
By:    /s/ Henit Lapid
Name: Henit Lapid Ben Ari
Title: Director, Sales and Marketing

By:    /s/ Kerri Wood
Name: Kerri Wood
Title: Vice President
The Medicines Company
By:    /s/ Anthony Flammia
Name:    /s/ Anthony Flammia
Title:    Global Vice President Manufacturing & Supply

Appendix A
Specifications

PRODUCT SPECIFICATIONS AND CERTIFICATE OF ANALYSIS Page 1 of 4
Product Name:Bivalirudin
Control No.:[**] Order No.:
Customer Name:THE MEDICINES COMPANY
Quantity:Quality Market:[**]
Manufacturing Site:[**] Original Analysis Date:
Manufacturing Date:
Packaging and storage:[**]

TESTS AND METHODS	SPECIFICATIONS	RESULTS*
IN-HOUSE for The Medicines Company's TESTS
Description [**]	[**]
Identification [**] [**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	% % % % %

PRODUCT SPECIFICATIONS AND CERTIFICATE OF ANALYSIS Page 2 of 4
Product Name:Bivalirudin
Control No.:[**] Order No.:
Customer Name:THE MEDICINES COMPANY
Quantity:Quality Market:[**]
Manufacturing Site:[**] Original Analysis Date:
Manufacturing Date:
Packaging and storage:[**]

TESTS AND METHODS	SPECIFICATIONS	RESULTS*
IN-HOUSE for The Medicines Company's TESTS
[**]	[**]	%
[**]	[**]	%
[**]	[**]	%
[**]	[**]	%
[**]	[**]	%
[**]	[**]	%

PRODUCT SPECIFICATIONS AND CERTIFICATE OF ANALYSIS Page 3 of 4
Product Name:Bivalirudin
Control No.:[**] Order No.:
Customer Name:THE MEDICINES COMPANY
Quantity: Quality Market:[**]
Manufacturing Site:[**]Original Analysis Date:
Manufacturing Date:
Packaging and storage:[**]

TESTS AND METHODS	SPECIFICATIONS	RESULTS*
IN-HOUSE for The Medicines Company's TESTS
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
Remarks: 1.[**]

PRODUCT SPECIFICATIONS AND CERTIFICATE OF ANALYSIS Page 4 of 4
Product Name:Bivalirudin
Control No.:[**] Order No.:
Customer Name:THE MEDICINES COMPANY
Quantity: Quality Market:[**]
Manufacturing Site:[**]Original Analysis Date:
Manufacturing Date:
Packaging and storage:[**].

Released by Quality Control Manager: Svetlana Chechik	Signature**: Print Date:26 January 2012
(*) Upon completion of the 'Results' column this document becomes a certificate of analysis End of C.O.A.
(**) This document was signed electronically and this is the manifestation of the electronic signature.